                                                                   Exhibit 10.14
                                                                   -------------

                     WAIVER AND AMENDMENT AGREEMENT NO. 5

          WAIVER AND AMENDMENT AGREEMENT NO. 5 (this "Agreement") dated as of
                                                      ---------
January 13, 2000 to the Amended and Restated Credit Agreement, dated as of April 1, 1998 (as the same has been or may be amended, restated, modified or supplemented from time to time in accordance with its terms, the "Credit
                                                                  ------
Agreement"), among Matthews Studio Equipment Group, a California corporation
---------
("Parent"), Matthews Studio Sales, Inc., a California corporation ("MSSI"),
--------                                                            ----
Hollywood Rental Company, LLC, a Delaware limited liability company ("HRCL"),
                                                                      ----
Matthews Studio Electronics, Inc., a California corporation ("MSE"), Matthews
                                                              ---
Acceptance Corporation, a California corporation ("MAC"), Duke City Video, Inc.,
                                                   ---
a New Mexico corporation ("Duke"), HDI Holdings, Inc., a Kentucky corporation
                           ----
("HDI"), Four Star Lighting, Inc., a New York corporation ("Four Star", and
-----                                                       ---------
collectively with Parent, MSSI, HRCL, MSE, MAC, Duke and HDI, each a "Borrower"
                                                                      --------
and collectively, the "Borrowers"), the Guarantors named therein, the lenders
                       ---------
named therein (collectively, the "Lenders"), and The Chase Manhattan Bank, as
                                  -------
agent for the Lenders (in such capacity, the "Agent").  Capitalized terms used
                                              -----
herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

          WHEREAS, Four Star has sold (the "Mission Road Sale") the real
                                            -----------------
property known as 3935 North Mission Road, Los Angeles, California pursuant to the Non-Residential Standard Offer, Agreement and Escrow Instructions for Purchase of Real Estate between Four Star and Cruz and Mary Sandoval dated August 25, 1999 (the "Mission Road Sale Agreement") attached hereto as Exhibit
                      ---------------------------
A;

          WHEREAS, the Borrowers have requested that the Lenders agree to consent to the Mission Road Sale and to waive and amend certain terms and provisions of the Credit Agreement;

          WHEREAS, the Lenders have agreed to waive certain conditions of the Credit Agreement as described herein; and

          WHEREAS, the Lenders, Borrowers and Guarantors have agreed to amend the Credit Agreement as described herein;

          NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

    SECTION 1.  CONSENT

       1.1 The Lenders hereby consent to the Mission Road Sale on the terms and conditions set forth in the Mission Road Sale Agreement, provided, however, that
                                                         --------  -------
notwithstanding the provisions of Section 2.09(f) and (j) of the Credit Agreement, all cash proceeds of the Mission Road Sale (in an amount not less than $226,000) shall have been applied to the payment of the Term Loan installment due on December 31, 1999. The Lenders acknowledge having received such cash proceeds.

    SECTION 2.  WAIVERS TO CREDIT AGREEMENT

       2.1 The Lenders hereby waive Section 7.12 of the Credit Agreement as it applies to the four fiscal quarter period ending September 30, 1999, provided,
                                                                     --------
that the Leverage Ratio for such period is not greater than 14.04:1.00.

       2.2 The Lenders hereby waive Section 7.13 of the Credit Agreement as it applies to the Fiscal Year ending September 30, 1999, provided, that EBITDA for
                                                      --------
such period is not less than $2,985,000.

       2.3 The Lenders hereby waive Sections 2.09(f) and (j) of the Credit Agreement as they relate to the application of the cash proceeds of the Mission Road Sale, provided such proceeds were applied in the manner and in the amount
           --------
provided in Section 1.1 above. The Lenders acknowledge having received such cash proceeds in the manner and in the amount provided in Section 1.1 above.

       2.4  Except for the specific waivers set forth in Sections 2.1, 2.2 and
2.3 above, nothing herein shall be deemed to be a waiver of any covenant or agreement contained in the Credit Agreement, and the Borrowers and Guarantors hereby agree that all of the covenants and agreements contained in the Credit Agreement are hereby ratified and confirmed in all respects.

   SECTION 3.  AMENDMENTS TO CREDIT AGREEMENT

       3.1  The definition of "Final Maturity Date" as it appears in Section
1.01 of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

       "Final Maturity Date" shall mean January 31, 2001."
       -------------------

       3.2  The definition of "Interest Coverage Ratio" as it appears in Section
1.01 of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

               "Interest Coverage Ratio" shall mean, with respect to any person
                -----------------------
     for any four fiscal quarter period, the ratio of (i) the sum of (x) EBITDA less (y) Capital Expenditures (including cash down payments or up-front
     ----
     payments, if any, required by any Capital Leases entered into during the four fiscal quarter period (but only including those Capital Leases entered into after September 30, 1998), but excluding amounts required pursuant to GAAP to be recognized as the costs of assets acquired under Capital Leases) for the four most recent consecutive fiscal quarters ending on or prior to the date of determination, to (ii) the Cash Interest Expense of such person for such four fiscal quarter period. Notwithstanding the foregoing sentence, beginning with the fiscal quarter ending on December 31, 1999, Debt Service Coverage Ratio shall be calculated on a building one, two, three and four quarter basis.

       3.3 The definition of "M&E Availability" as it appears in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

            "M&E Availability" shall mean (i) $52,000,000 on the Closing Date
            ----------------
     reducing each April 20, July 20, October 20 and January 20 thereafter, commencing April 20, 1998, by $1,950,000, plus (ii) up to 85% of orderly
                                               ----
     liquidation value, based on appraisals in form and substance satisfactory to the Agent, of hereafter acquired machinery and equipment not subject to any Liens except in favor of the Agent through Permitted Acquisitions, provided there is compliance with Section 6.12, commencing with the first day of the fiscal quarter following acquisition and delivery of satisfactory appraisals, such additional availability to reduce on the twentieth day of each subsequent fiscal quarter by 3.75% of initial availability; provided, however, that the scheduled reductions in
                   --------  -------
     availability pursuant to clauses (i) and (ii) above which would otherwise occur on January 20, 2000 and April 20, 2000 shall instead each occur on the earlier of (i) May 20, 2000 or (ii) the repayment in full of the Term Loan.

       3.4  The definition of "Rental Equipment Availability" as it appears in
Section 1.01 of the Credit Agreement is hereby deleted in its entirety and the following is substituted therefor:

       "Rental Equipment Availability" shall mean up to 75% of the amount
       -----------------------------
     (subject to verification of amounts exceeding $10,000 satisfactory to the Agent following delivery of relevant invoices to the Agent) of Capital Expenditures made after the Closing Date for the purchase of Rental Assets (excluding Rental Assets acquired through Permitted Acquisitions to the extent already included in M&E Availability) not subject to any Lien except in favor of the Agent, commencing with the twentieth day of the fiscal quarter following such Expenditure and verification, such availability to reduce on the twentieth day of each subsequent fiscal quarter by 3.75% of initial availability, provided, however, that the reductions which would otherwise occur on
     -----------------
     January 20, 2000 and April 20, 2000 shall instead both occur on the earlier of (i) May 20, 2000 or (ii) the repayment in full of the Term Loan.

       3.5 Section 7.07 of the Credit Agreement is hereby amended in its entirety to read as follows:

            SECTION 7.07.  Capital Expenditures.  Permit the aggregate amount
                           --------------------
          of payments made for Capital Expenditures, including Capitalized Lease Obligations and Indebtedness secured by Liens permitted under Section 7.01(e) hereof, in each of the periods indicated below to exceed the following amounts for the Parent and its Consolidated subsidiaries:

                     Period                                Maximum Amount
                     ------                                --------------
          two consecutive fiscal quarter period
          ending March 31, 2000                                $1,985,000

          three consecutive fiscal quarter period
          ending June 30, 2000                                 $2,290,000

          Fiscal Year ending September 30, 2000                $2,600,000

          the fiscal quarter ending December 31, 2000          $  750,000

       3.6 Section 7.08 of the Credit Agreement is hereby amended in its entirety to read as follows:

            SECTION 7.08 Net Worth.  Permit the Net Worth of the Parent and
                         ----------
          its Consolidated subsidiaries at any time to be less than the respective amounts set forth below for the periods indicated:

           Period                                                Amount
           ------                                                ------
          12/31/99                                           ($18,200,000)

          1/1/00 through and
          including 3/31/00                                  ($19,900,000)


          4/1/00 through and
          including 6/30/00                                  ($20,775,000)

          7/1/2000 through and
          including 9/30/00                                  ($22,000,000)

          10/1/00 and thereafter                             ($22,500,000)

       3.7 Section 7.09 of the Credit Agreement is hereby amended in its entirety to read as follows: 1.1

             SECTION 7.09  Debt Service Coverage Ratio.  Permit the Debt
                           ---------------------------
          Service Coverage Ratio of the Parent and its Consolidated subsidiaries, at the end of the fiscal quarter ending September 30, 2000 and thereafter at the end of each fiscal quarter to be less than 1.00:1.00.

        3.8 Section 7.11 of the Credit Agreement is hereby amended in its entirety to read as follows:

             SECTION 7.11  Interest Coverage Ratio.  Permit the Interest
                           -----------------------
          Coverage Ratio of the Parent and its Consolidated subsidiaries at the end of the fiscal quarters set forth below to be less than the respective amounts set forth below:

               Date                                  Ratio
               ----                                  -----
          12/31/99 through and
          including 6/30/2000                     1.00:1.00

          Each fiscal quarter ending
          thereafter                              1.05:1.00

       3.9 Section 7.12 of the Credit Agreement is hereby amended in its entirety to read as follows:

             SECTION 7.12  Leverage Ratio.  Permit the Leverage Ratio of the
                           ---------------
          Parent and its Consolidated subsidiaries at the end of the fiscal quarters set forth below (or such other dates set forth below) to be greater than the respective amounts set forth below:

           Date                                Leverage Ratio
           ----                                --------------

           12/31/99                                14.60:1.00

           3/31/00                                 14.35:1.00

           04/30/00                                 8.30:1.00

           6/30/00                                  8.75:1.00

           9/30/00                                  6.00:1.00

           each fiscal quarter
            ending thereafter                       6.00:1.00

         3.10 Section 7.13 of the Credit Agreement is hereby amended in its entirety to read as follows:

               SECTION 7.13.   EBITDA.  Permit EBITDA of the Parent and its
                               ------
          Consolidated subsidiaries to be less than (i)$2,850,000 for the period October 1, 1999 through December 31, 1999, (ii)$5,050,000 for the period October 1, 1999 through March 31, 2000, (iii)$7,000,000 for the period October 1, 1999 through June 30, 2000 and (iv)$8,600,000 for the Fiscal Year ending September 30, 2000.

    SECTION 4.  ADDITIONAL AGREEMENTS

         4.1 The Borrowers agree to pay to the Agent, for the pro rata benefit of the Lenders, an amendment fee in the amount of $75,000 on the earliest to occur of (i) the sale or other disposition by the Parent or Four Star Holding of all or substantially all of its ownership interests in Four Star Holding or Four Star, respectively, or the sale or other disposition of all or substantially all of the assets of Four Star, (ii) the repayment in full of the Term Loan or (iii) May 20, 2000.

         4.2 Notwithstanding the provisions of Section 2.02(c) of the Credit Agreement, the Borrowers, the Agent and the Lenders agree that from the date hereof until the earlier to occur of (i) the sale or other disposition by the Parent or Four Star Holding of all or substantially all of its ownership interests in Four Star Holding or Four Star, respectively, or the sale or other disposition of all or substantially all of the assets of Four Star or (ii) the repayment in full of the Term Loan, no new Eurodollar Loans will be available to the Borrowers.

         4.3  Notwithstanding any provisions of the Credit Agreement, the

Borrowers, the Agent and the Lenders agree that immediately upon the sale or other disposition by the Parent or Duke City Holdings, Inc. ("Duke Holdings") of
                                                              -------------
all or substantially all of its ownership interest in Duke Holdings or Duke, respectively, or the sale or other disposition of all or substantially all of the assets of Duke (other than the real property owned by Duke in Albuquerque, New Mexico), the Total Revolving Credit Commitment shall be permanently reduced from $61,000,000 to $57,000,000, unless the Total Revolving Credit Commitment has otherwise been permanently reduced to a lesser amount.

         4.4 Notwithstanding any provisions of the Credit Agreement, the Borrowers, the Agent and the Lenders agree that immediately upon the earlier to occur of (i) the sale or other disposition by the Parent or Four Star Holding of all or substantially all of its ownership interests in Four Star Holding or Four Star, respectively, or the sale or other disposition of all or substantially all of the assets of Four Star or (ii) June 1, 2000, the Total Revolving Credit Commitment shall be permanently reduced to $40,000,000 and the Term Loan shall be repaid in full.

    SECTION 5.  CONFIRMATION OF LOAN DOCUMENTS

         5.1 Each Loan Party, by its execution and delivery of this Agreement, irrevocably and unconditionally ratifies and confirms in favor of the Agent that it consents to the terms and conditions of the Credit Agreement as it has been amended by this Agreement and that notwithstanding this Agreement, each Loan Document to which such Loan Party is a party shall continue in full force and effect in accordance with its terms, as it has been amended by this Agreement, and is and shall continue to be applicable to all of the Obligations.

   SECTION 6.  CONDITIONS PRECEDENT

          This Agreement shall become effective upon the execution and delivery of counterparts hereof by all parties hereto and the fulfillment of the following conditions:

         6.1 Messrs. Kaye, Scholer, Fierman, Hays & Handler, LLP, counsel to the Agent, shall have received payment in full for all legal fees charged, and all costs and expenses incurred, by such counsel through the date hereof and all legal fees charged, and all costs and expenses incurred, by such counsel in connection with the transactions contemplated under this Agreement and the other Loan Documents and instruments in connection herewith and therewith.

         6.2 All legal matters in connection with this Agreement shall be satisfactory to the Agent, the Lenders and their respective counsel in their sole discretion.

         6.3 The Agent shall have received a certificate signed by a Financial Officer of each Borrower and Guarantor that (i) immediately after giving effect to the transactions contemplated herein all representations and warranties contained in this Agreement or otherwise made in writing to the Agent in connection herewith shall be true and correct, (ii) after giving effect to the transactions contemplated herein there exists no unwaived Default or Event of Default and (iii) after giving effect to the transactions contemplated herein since September 30, 1999, no event has occurred which would result in a Material Adverse Effect.

         6.4 The Agent shall have received such other documents as the Lenders or the Agent or Agent's counsel shall reasonably deem necessary.


   SECTION 7.  MISCELLANEOUS

         7.1 Each Borrower and each Guarantor reaffirms and restates the representations and warranties set forth in Article IV of the Credit Agreement, as amended by this Agreement and after giving effect to the transactions contemplated herein, and all such representations and warranties shall be true and correct on the date hereof with the same force and effect as if made on such date. Each Loan Party represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agent that:

          (a) It has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Agreement and the transactions contemplated hereby and has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby;

          (b) No consent of any other person (including, without limitation, shareholders or creditors of any Loan Party), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Agreement;

          (c) This Agreement has been duly executed and delivered on behalf of each Loan Party by a duly authorized officer, and constitutes a legal, valid and binding obligation of each Loan Party enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and the exercise of judicial discretion in accordance with general principles of equity; and

          (d) The execution, delivery and performance of this Agreement will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of any Loan Party.

         7.2 Except as herein expressly amended, the Credit Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

         7.3 All references to the Credit Agreement in the Credit Agreement and the other Loan Documents and the other documents and instruments delivered pursuant to or in connection therewith shall mean the Credit Agreement as amended hereby and as may in the future be amended, restated, supplemented or modified from time to time.

         7.4 This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

         7.5 Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

         7.6 THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CHOICE OR CONFLICT OF LAW PRINCIPLES THEREOF.

         7.7 The parties hereto shall, at any time and from time to time following the execution of this Agreement, execute and deliver all such further instruments and take all such further actions as may be reasonably necessary or appropriate in order to carry out the provisions of this Agreement.

              [Remainder of this page intentionally left blank.]

          IN WITNESS WHEREOF, the parties hereto have executed this Waiver and Amendment Agreement as of the date first above written.

                              THE CHASE MANHATTAN BANK, as Agent


                              By: /s/
                                  Name:
                                  Title:

                              THE CHASE MANHATTAN BANK, as Lender


                              By: /s/
                                  Name:
                                  Title:

                              PNC BANK, NATIONAL ASSOCIATION, as Lender


                              By: /s/
                                  Name:
                                  Title:

                              WELLS FARGO BANK, N.A., as Lender


                              By: /s/
                                  Name:
                                  Title:

                              CIBC, INC., as Lender


                              By: /s/
                                  Name:
                                  Title:

                              MELLON BANK, N.A., as Lender


                              By: /s/
                                  Name:
                                  Title:

                              MATTHEWS STUDIO EQUIPMENT GROUP,
                              as a Borrower and as a Guarantor


                              By: /s/ Carlos D. DeMattos
                                  -----------------------------------
                                 Name:  Carlos D. DeMattos
                                 Title: Chairman of the Board

                              HOLLYWOOD RENTAL COMPANY, LLC., as a Borrower and as a Guarantor


                              By: /s/ Carlos D. DeMattos
                                  -----------------------------------
                                 Name:  Carlos D. DeMattos
                                 Title: Manager & Chief Financial Officer

                              MATTHEWS STUDIO ELECTRONICS, INC.,
                                as a Borrower and as a Guarantor


                              By: /s/ Carlos D. DeMattos
                                  -----------------------------------
                                 Name:  Carlos D. DeMattos
                                 Title: Chief Executive Officer

                              MATTHEWS ACCEPTANCE CORPORATION,
                                as a Borrower and as a Guarantor


                              By: /s/ Carlos D. DeMattos
                                  -----------------------------------
                                 Name:  Carlos D. DeMattos
                                 Title: President

                              DUKE CITY VIDEO, INC., as a
                                Borrower and as a Guarantor


                              By: /s/ Carlos D. DeMattos
                                  -----------------------------------
                                 Name:  Carlos D. DeMattos
                                 Title: President


                              HDI HOLDINGS, INC.,
                                as a Borrower and as a Guarantor


                              By: /s/ Carlos D. DeMattos
                                  -----------------------------------
                                 Name:  Carlos D. DeMattos
                                 Title: Chairman of the Board

                              FOUR STAR LIGHTING, INC.,
                                as a Borrower and as a Guarantor


                              By: /s/ Carlos D. DeMattos
                                  -----------------------------------
                                  Name:  Carlos D. DeMattos
                                  Title: Chief Executive Officer

                              MATTHEWS STUDIO SALES, INC.,
                                as a Borrower and Guarantor


                              By: /s/ Carlos D. DeMattos
                                  -----------------------------------
                                  Name:  Carlos D. DeMattos
                                  Title: President

                              MATTHEWS STUDIO GROUP CENTERS, INC. (f/k/a
                              Matthews Medical Equipment, Inc.), as a
                              Guarantor


                              By: /s/ Carlos D. DeMattos
                                  -----------------------------------
                                 Name:  Carlos D. DeMattos
                                 Title: President

                              KEYLITE HOLDINGS, INC., as a Guarantor


                              By: /s/ Carlos D. DeMattos
                                  -----------------------------------
                                 Name:  Carlos D. DeMattos
                                 Title:  Chief Financial Officer

                              REEL WHEELS, INC., as a Guarantor


                              By: /s/ Carlos D. DeMattos
                                  -----------------------------------
                                 Name:  Carlos D. DeMattos
                                 Title:  Chief Financial Officer

                              KEYLITE PRODUCTION SERVICES, INC., as
                                a Guarantor


                              By: /s/ Carlos D. DeMattos
                                  -----------------------------------
                                 Name:  Carlos D. DeMattos
                                 Title:  Chief Financial Officer

                              DUKE CITY HOLDINGS, INC., as a Guarantor


                              By: /s/ Carlos D. DeMattos
                                  -----------------------------------
                                 Name:  Carlos D. DeMattos
                                 Title:  Chief Executive Officer

                              FOUR STAR HOLDING, INC., as a Guarantor


                              By: /s/ Carlos D. DeMattos
                                  -----------------------------------
                                 Name:  Carlos D. DeMattos
                                 Title:  President

                              SHOWBIZMART.COM INC., as a Guarantor and a Grantor

                              By: /s/ Carlos D. DeMattos
                                  -----------------------------------
                                 Name:  Carlos D. DeMattos
                                 Title:  Treasurer